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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): July 7, 2000

                     UNITED COMPANIES FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    LOUISIANA
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                 (State or Other Jurisdiction of Incorporation)

        1-7067                                     71-0430414
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(Commission File Number)                (I.R.S. Employer Identification No.)

8549 UNITED PLAZA BLVD., BATON ROUGE LOUISIANA                 70809
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (225) 987-0000
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\930888\01
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Item 5.  Other Events.
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         The information set forth in the press release issued by United
Companies Financial Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference. The Registrant also files herewith exhibit
99.2 listed in Item 7 (c) below.

Item 7.  Financial Statements and Exhibits.
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                  (c)      Exhibits.
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                  99.1     Press release of United Companies Financial
                           Corporation dated July 13, 2000.

                  99.2 Joint Certification of Counsel [Docket Nos. 1476 and 1490], with all the exhibits thereto, including the Disclosure Statement For Second Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, Dated July 7, 2000 and the Second Amended Plan of Reorganization and the Disclosure Statement To Accompany The Second Amended Plan of Reorganization of The Official Committee of Equity Security Holders of United Companies Financial Corporation Dated July 10, 2000 and the Second Amended Plan of Reorganization.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED COMPANIES FINANCIAL CORPORATION



                                      By: /s/ Rebecca A. Roof
                                          -----------------------
                                          Rebecca A. Roof,
                                          Chief Financial Officer

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EXHIBIT INDEX
Item No.
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99.1     Press release of United Companies Financial Corporation dated July 12,
         2000.

99.2 Joint Certification of Counsel [Docket Nos. 1476 and 1490], with all the exhibits thereto, including the Disclosure Statement For Second Amended Plan of Reorganization for Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, Dated July 7, 2000 and the Second Amended Plan of Reorganization and the Disclosure Statement To Accompany The Second Amended Plan of Reorganization of The Official Committee of Equity Security Holders of United Companies Financial Corporation Dated July 10, 2000 and the Second Amended Plan of Reorganization.